Exhibit 10.26.18+

AMENDMENT NO. 18
TO THE
SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT
BETWEEN
FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 18 (“Amendment”), effective as of June 17, 2015 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and Telenav, Inc. (formerly known as TeleNav, Inc.) (“Supplier” or “Telenav”), a Delaware corporation with its principal office at 950 De Guigne Drive, Sunnyvale, CA 94085, on behalf of itself and the Telenav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties wish to amend the Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	In Attachment V, Section 3, under the heading “[*****]”, delete the pricing matrix for [*****] and replace it with the following:

“[*****]

	[*****]		[*****]
	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
*does not include [*****]”

2.	In Attachment V, Section 3, under the heading “[*****]”, delete the pricing matrix for [*****] and replace it with the following:

“[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.26.18+

	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
*does not include [*****]

◦	[*****] subscription

▪	Consists of [*****] of [*****], subject to the availability of a [*****] being made available by Telenav, which will be offered as a [*****] package to End-Users at the time of [*****] of the [*****]

◦	[*****] term

▪	[*****] (assuming [*****] of [*****]) Note: [*****] period by [*****] and its [*****] to End-Users is [*****], inclusive of [*****] and [*****]

◦	[*****] term

▪	[*****] per year

◦	Data Content

▪	Data content is aligned to that supplied for the [*****] system for the same region

◦	Compilation

▪	$[*****] over the [*****] term

◦	Maintenance and Support

▪	$[*****] over the [*****] term

3.	In Attachment V, Section 3, under the heading “[*****]”, delete the pricing matrix for [*****] and replace it with the following:

“[*****]

	[*****]	[*****]	[*****]
[*****]	[*****]		[*****]
[*****]	[*****]		[*****]
[*****]	[*****]		[*****]
[*****]	[*****]		[*****]
[*****]	[*****]		[*****]
[*****]	[*****]		[*****]
[*****]	[*****]		[*****]

•	Matches [*****] requirements

•	Includes [*****]”

4.	After Attachment XI, add Attachment XII, attached hereto and incorporated by reference herein.

5.	To account for the replacement of the [*****] (for [*****]) with [*****] (for [*****]), the following changes will be made in Attachment XII:

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.26.18+

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY By: /s/ Melissa Sheahan (Signature) Name: Melissa Sheahan (Printed Name) Title: Software Buyer Date: 9/29/15	TELENAV, INC. By: /s/ Michael W. Strambi (Signature) Name: Michael W. Strambi (Printed Name) Title: Chief Financial Officer Date: 9/30/15

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.26.18+

Attachment XII

Statement of Work
For

Ford SYNC [*****]
[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.26.18+

Table of Contents
1Scope and Background    3
1.1Lexicon    3
1.2References    4
2Features and Requirements    5
3Project Timelines and Feature Deliverables    6
4Software Deliverables    6
5Change Request / Change Management    7
6Quality Validation Process    7
6.1[*****]    7
6.2[*****] Analysis    7
7Release and Acceptance    8
7.1[*****]    8
7.2Acceptance    8
8Dependencies    8

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.26.18+

1	Scope and Background

[*****] system is an in-vehicle communications and navigation system designed to use [*****] as the kernel and development platform for its infotainment system to support One Ford, One World vision.

The objective of this Statement of Work (“SOW”) is to define Telenav’s tasks of constructing the embedded real-time navigation system to provide high performance real-time navigation, visual and audio guidance, and up to date information of map data and dynamic content.

This scope of this [*****] SOW addresses work beyond [*****] baseline which includes [*****]. It covers regions of [*****], with the countries listed in Section 1.2.

This SOW identifies the assumptions, background, and constraints on the development of the navigation system, and describes the tasks Telenav will perform in order to deliver the navigation system to Ford. Unless otherwise indicated, all Developed Software delivered under this SOW is paid for and owned by Ford, pursuant to the terms and conditions of the SYNC Generation 2 On-Board Navigation Agreement between Ford and Telenav.

1.1	Lexicon

Word or Phrase	Interpretation
Engineering Spec	Ford’s Engineering Spec, reference #1
SYNC	The automobile resident interactive platform that will host the Navigation Client.
Human Machine Interface (HMI)	Human Machine Interface implementation owned by [*****]
Voice User Interface (VUI)	Voice-based User Interface owned by Nuance
Voice Control Application (VCA) data	The data transformed by Telenav per agreed VCA specifications and provided to Nuance to generate Voice grammars
Navigation Plug-in	Software module that is installed in the SYNC platform in the automobile that supports features in the Engineering Spec.
Navigation APIs	The Application Program Interfaces provided by the Navigation Plug-in to access Navigation features supported in the Navigation Plug-In
Navigation Display	Telenav implementation of navigation screen, residing underneath HMI layer
Text to Speech (TTS) engine	Embedded text-to-speech engine owned by Nuance
GPSM	The GPS Module providing location related information for real-time navigation
Sirius Radio	The source of dynamic data via satellite radio

1.2	References

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.26.18+

1)	[*****]

2)	[*****]

3)	[*****]

4)	[*****]

5)	[*****]

6)	[*****]

7)	[*****]

8)	[*****]

9)	[*****]

10)	[*****]

11)	[*****]

2	Features and Requirements

[*****]

3	Project Timelines and Feature Deliverables

[*****]

4	Software Deliverables

[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit 10.26.18+

The Developed Software to be provided under this SOW shall be as follows:
[*****]

5	Change Request / Change Management

[*****]

6	Quality Validation Process

6.1	[*****]
[*****]

6.2	[*****] Analysis
[*****]

7	Release and Acceptance

7.1	[*****]
[*****]

7.2	Acceptance
[*****]

8	Dependencies

[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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